OPEN LINE OF CREDIT APPLICATION AND TERMS AGREEMENT


APPLICATION

ALLIED Life Insurance Company- ("Member") hereby applies to the Federal Home Loan Bank of Des Moines ("Bank") for an Open Line of Credit commitment beginning on the date of approval and ending one year from the date of approval, ("Ending Date") in the amount of 25, 000, 000


TERMS

1. Member, through its authorized representative may request filnds by telephone advice up to the approved Open Line of Credit limit. Funds will be available upon advice.

2. The interest rate on advances funded under the Open Line of Credit will be set and charged daily on the outstanding advance amount. The interest amount will be deducted daily by the Bank from the member's demand account.

3. Advances funded under the Open Line of Credit will be available aier the approval date and will mature on the Ending Date.

4. Member represents and warrants that the Open Line of Credit amount requested does not exceed 15% of assets.

5. The Bank shall have no obligation to make any advance under the Open Line of Credit unless the Bank is satisfied as to Member's continued creditworthiness and compliance with the terms of the Agreement for Advances, Pledge and Security Agreement ("AAPSA"). If adverse facts develop which make the member ineligible for Bank advances, the member must provide the Bank with immediate written notification of its ineligibility and the Bank may cancel this commitment.

6. The fee for this Open Line of Credit commitment equals .05% times the amount of the comrnitment. This fee will be charged to the member's demand account on the date this application is approved by the Bank.

7. This Application and Terms Agreement, if approved by the Bank will constitute the Agreement between Member and Bank as to the Open Line of Credit and will be wholly incorporated into and become a part of the AAPSA.


By signing this agreement, member hereby accepts the terms hereof.


 ALLIED Life Insurance Company            Date March 5,1997
         Member


By:/s/ Wendell P. Crosser              By:/s/ Tim J. Callahan

Wendell P. Crosser                     Tim J. Callahan
Typed Name of Signer                   Typed Name of Signer

Vice President & Treasurer           Investment Accounting Supervisor
      Title                                      Title

FOR FELB USE


Date Approved:           03-13-97         FEDERAL HOME LOAN BANK OF DES MOINES


Expiration Date          03-13-98         By: /s/ Jerry R. Ferguson

Amount Approved:     $25,000,000          By:/s/ David J. Waldrin

Commitment Number  970313A

Cornmitment Fee          $12, 500

                                  CERTIFICATION



I, Sally J. Malloy, Assistant Secretary of ALLIED Life Insurance Company, 701 Fifth Avenue, Des Moines, Iowa certify the attached to be at true and correct copy of the resolution currently in effect adopted by the Executive Committee of the Board of Directors on May 1, 1996.




                                                         /s/ Sally Malloy
                                                         Assistant Secretary

      ALLIED LIFE INSURANCE COMPANY

          FEDERAL HOME LOAN BANK
             Open Lines of Credit



    RESOLVED, that any of the following persons:

          Samuel J. Wells, President
          Wendell P. Crosser, Vice President & Treasurer
          John S. Duffy, Vice President - Administration
          Timothy J. Callahan, Investment Accounting Supervisor
          Michael Rieks
          Karen K. Gillispie

are hereby authorized to borrow up to $25,000,000 from the account at the Federal Home Loan Bank of Des Moines on behalf of the Corporation.